 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01:    Changes in Registrant's Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors (the "Audit Committee") of Westwood Holdings Group, Inc. (the "Company") recently completed a comprehensive process to determine which audit firm would serve as the Company’s independent registered public accounting firm. As a result of this process and following careful deliberation, the Company, with the approval of the Audit Committee, dismissed Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm on April 26, 2022, which was effective immediately upon filing of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022.
Deloitte’s reports on the Company’s consolidated financial statements for the years ended December 31, 2021 and December 31, 2020 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2021 and December 31, 2020 and the subsequent interim period preceding Deloitte’s dismissal, there were:
(i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and
(ii) no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company previously provided Deloitte with a copy of this Form 8-K. Attached as Exhibit 16.1 is a copy of a letter from Deloitte dated May 2, 2022.
(b) Appointment of New Independent Registered Public Accounting Firm
On April 26, 2022, the Company appointed BDO USA LLP ("BDO"), as the Company’s new independent registered public accounting firm for the year ending December 31, 2022 subject to BDO's completion of its client acceptance process. The Audit Committee approved the appointment.
During the years ended December 31, 2021 and December 31, 2020 and the subsequent interim period preceding BDO’s engagement, neither the Company nor anyone on its behalf consulted BDO regarding either:
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01:    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
16.1	Letter from Deloitte dated May 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: May 2, 2022	/s/ Brian O. Casey
Brian O. Casey
President and Chief Executive Officer